The Mosaic Company Credit Suisse 26th Annual Chemical and Ag Science Conference Jim Prokopanko, Mosaic President and Chief Executive Officer September 2013 Exhibit 99.2

Safe Harbor Statement
Safe Harbor
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the numeric water quality standards for the discharge of nutrients into Florida waterways or possible efforts to reduce the flow of excess nutrients into the Mississippi River basin or the Gulf of Mexico; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of the Company’s processes for managing its strategic priorities; the ability of the Northern Promise joint venture among Mosaic, Ma’aden and SABIC to obtain project financing in acceptable amounts and upon acceptable terms, the future success of current plans for the joint venture and any future changes in those plans; adverse weather conditions affecting operations in Central Florida or the Mississippi River basin or the Gulf Coast of the United States, and including potential hurricanes, excess rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

3 Phosphate and Potash Outlook Over-reaction to the break-up of BPC No change to our positive long-term outlook Weaker fundamentals near term

4 Weaker Fundamentals Near Term 100 200 300 400 500 600 700 05 06 07 08 09 10 11 12 13 $ MT Plant Nutrient Prices Urea - fob Yuzhny DAP - fob Tampa MOP - c&f Brazil Source: Fertecon, CRU and ICIS

5 Several Factors Exacerbate Fundamentals Cautious Sentiment Weaker Supply and Demand Fundamentals Currency Headwinds BPC Announcement Seasonal Slowdown

Guidance Update: Third Quarter 2013
Business
Segment
Category
Previous Guidance –
Calendar Year 2013
New Guidance –
Calendar Year 2013
Potash
Q3 Sales volume
Q3 MOP selling price
Q3 Gross margin rate
Q3 Operating rate
1.8 – 2.1 million tonnes
$330 - $360 per tonne
Mid to high 30 percent
Below 75 percent
1.45 – 1.65 million tonnes
$330 - $340 per tonne
Low to mid 30 percent
Below 75 percent
Phosphates
Q3 Sales volume
Q3 DAP selling price
Q3 Gross margin rate
Q3 Operating rate
2.9 - 3.3 million tonnes
$430 - $465 per tonne
Flat with last quarter
Mid 80 percent
2.6 – 2.8 million tonnes
$430 - $440 per tonne
Mid teens
Mid 80 percent
Consolidated Effective Tax Rate
Mid 20 percent range,
excluding notable items
Low 20 percent range,
excluding notable items
*All other quarterly guidance remains unchanged

Demand Still a Tale of Two Hemispheres
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
95 97 99 01 03 05 07 09 11 13
FCST
Mil Nutrient
Tonnes
Brazil Phosphate and Potash Shipments
Phosphate Potash
Source: ANDA, Mosaic
0
2
4
6
8
10
12
14
16
18
20
96 98 00 02 04 06 08 10 12 14
FCST
Mil Tonnes
India DAP and MOP Shipments
DAP Shipments MOP Imports
Fertilizer Year Ending March 30
Source: FAI, Mosaic

Bil $
U.S. Net Cash Income
Source: USDA
140
120
100
80
60
40
20
0
80
83
86
89
92
95
98
01
04
07
10
13F
Government Payments
Market

Affordability Underpins Demand
0.50
0.75
1.00
1.25
1.50
1.75
05 06 07 08 09 10 11 12 13
Plant Nutrient Affordability
Plant Nutrient Price Index / Crop Price Index
Affordability Metric Average
Source: Green Markets, CME,
USDA, AAPFCO, Mosaic

The ABCs of the Food Story
1,000
1,500
2,000
2,500
3,000
3,500
80 85 90 95 00 05 10 20
Mil Tonnes
Source:  USDA and Mosaic
World Grain and Oilseed Use
Actual for U.S. Ethanol Actual Forecast for U.S. Ethanol Forecast

Long-Term P&K Demand Forecasts
Source: Mosaic
0
10
20
30
40
50
60
70
80
90
2000 2004 2008 2012 2016 2020
MMT
World Phosphate Shipments
Most Likely Scenario
Asia
Latin America North America Other
0
10
20
30
40
50
60
70
80
2000 2004 2008 2012 2016 2020
MMT KCl
World Potash Shipments
Most Likely Scenario
Asia Latin America North America Other

Balanced Outlook for Global P&K Markets
Source: Mosaic
Global Phosphate Capacity, Production and Opr Rate
Most Likely Scenario
0
20
40
60
100
120
2000 2004 2008 2012 2016 2020
MMT
65%
70%
75%
80%
85%
90%
95%
80
Op Rate
Capacity Production Op Rate
40%
50%
60%
70%
80%
90%
100%
0
10
20
30
40
50
60
70
80
90
2000 2004 2008 2012 2016 2020
MMT KCl
Global Potash Capacity, Production and Operating Rate
Most Likely Scenario
Capacity Production Op Rate
Op Rate

Responses to
Potash Mis-Characterizations
Supply and demand determine price
The economic rationale for legal export
associations is efficiency. Canpotex
delivers large cost savings.
Mosaic is cost competitive

Supply and Demand Determine Price
100
200
300
400
500
600
700
800
900
1000
1100
100
200
300
400
500
600
700
800
900
1000
1100
00 01 02 03 04 05 06 07 08 09 10 11 12 13
$ MT c&f
$ ST fob
Terminal
Blend Grade Muriate of Potash Prices
fob U.S. Midwest Warehouse c&f Brazil
Source: Green Markets and ICIS
Brazil
Midwest

Supply and Demand Determine Price
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11
1000 Tonne KCl
Source:  Fertecon Data File February 2013
Former Soviet Union Potash Exports
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11
1000 Tonne KCl
Source:  Fertecon Data File February 2013
Former Soviet Union Potash Domestic Shipments

Supply and Demand Determine Price
100
200
300
400
500
600
700
800
900
1000
1100
100
200
300
400
500
600
700
800
900
1000
1100
00 01 02 03 04 05 06 07 08 09 10 11 12 13
$ MT c&f
Brazil
$ ST fob
Midwest
Terminal
Blend Grade Muriate of Potash Prices
fob U.S. Midwest Warehouse c&f Brazil
Source: Green Markets and ICIS

US$ Tonne
Industry Cost Curve - MOP fob port 2013
300
275
250
225
200
175
150
125
100
75
50
25
0
0
10
20
30
40
50
60
70
Million Tonnes

Mosaic’s Cost Position
• Domestic freight is included in
Mosaic’s revenue and cost of
goods sold.
• Prior to 2013 tolling agreement
increased reported costs per
tonne.
• Resources Taxes are included
in Mosaic’s costs of goods sold.
Our Financial Reports:
Brine Management Elevates Costs
Mosaic Sask
Source:  CRU and Mosaic

17 Putting the Pieces Together Cost Competitive Over-reaction to BPC breakup Long-term outlook unchanged Supply and demand determine price Weaker near- term fundamentals

PEOPLE
GROWTH
TOTAL SHAREHOLDER RETURN
MOS
MARKET ACCESS
INNOVATION

Our Strategic Priorities

Our Balance Sheet: A Powerful Advantage
*See additional detail on reconciliation at back of slides
$2 Billion of Surplus Cash
$3 Billion of Debt Capacity
Share Repurchases
ARO Escrow
Strategic Investments

20 Our Ultimate Goal: Strong TSR Our Total Shareholder Return goal: Top 3 among 10 global crop nutrient peers Execute our strategy Return capital to shareholders Deliver strong value

Selected Non-GAAP Financial Measures and Reconciliations
As of May 31, 2013
US$ Millions
US$ Millions FY13 FY12 FY11 FY10 FY09
Net earnings 1,889 $          1,930 $          2,515 $          827 $              2,350 $
+ Interest (income) expense, net (19) (19) 5 50 43
+ Income tax expense 341 711 753 347 649
+ Depreciation, depletion & amortization 605 508 447 445 361
EBITDA 2,816 $          3,130 $          3,720 $          1,669 $          3,403 $
EBITDA 5-Year Average 2,948 $
Short Term Debt 69 $
Long Term Debt 1,011
Unfunded Pension and Postretirement Obligations 139
Lease Obligations (Annual Rental Expense x 6) 533
Total Adjusted Debt * 1,752 $
* Estimated based on written description of rating agency methodology

Selected Non-GAAP Financial Measures and Reconciliations
* Other represents freight costs, KMAG production costs, impacts of
Esterhazy tolling tonnes, changes in inventory levels, and other
Potash Segment
US$ Millions, except per tonne FY13
COGS 1,918 $
- Unrealized gain on derivatives (13)
- Depreciation, depletion, and amortization 302
- Resource taxes 250
- Other * 360
Total MOP cash production costs 1,019
MOP Production volumes
(thousand of metric tonnes)
7,592
MOP cash production costs per tonne 134 $